                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    FORM 8-K


                                 CURRENT REPORT


                  Filed Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): August 19, 1998


                   AMERICAN REAL ESTATE INVESTMENT CORPORATION
             (Exact Name of Registrant as Specified in its Charter)


--------------------------------------------------------------------------------
    Maryland                      1-12514                        84-1246585
(State or Other                 (Commission                    (IRS Employer
Jurisdiction of                 File Number)                 Identification No.)
Incorporation)
--------------------------------------------------------------------------------


                        620 W. Germantown Pike, Suite 200
                      Plymouth Meeting, Pennsylvania 19462
               (Address of Principal Executive Offices)(Zip Code)


--------------------------------------------------------------------------------
               Registrant's telephone number, including area code:
                                 (610) 834-7950
--------------------------------------------------------------------------------

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS
         ------------------------------------

         On August 24, 1998, American Real Estate Investment Corporation (the "Company"), through American Real Estate Investment, L.P. (the "Operating Partnership"), a limited partnership of which the Company is the sole general partner and in which the Company owns an interest of approximately 52%, after the consummation of the transactions discussed herein, announced in a press release attached hereto as Exhibit 99.1 and incorporated herein by reference, the consummation on August 19, 1998 of the acquisition of twelve of the fifteen properties in the Pioneer Portfolio. The aggregate purchase price of the Pioneer Portfolio, including closing costs and the purchase price of the three properties to be acquired at a later date totals approximately $131,400,000, including closing costs, and will be funded through the Company's Credit Facility, $16,325,000 of assumed indebtedness and the issuance of 1,580,383 units of limited partnership interest ("OP Units") in the Operating Partnership at $16.50 per OP Unit. In addition, as part of the transaction, the Company issued 720,743 shares of its Common Stock for an aggregate purchase price of approximately $11,400,000 to the New York State Common Retirement Fund as partial repayment of certain indebtedness encumbering certain properties in the Pioneer Portfolio.

ITEM 5.  OTHER EVENTS
         ------------

         As discussed in Item 2 above, the Company issued in a private placement 720,743 shares of its Common Stock to the New York State Common Retirement Fund as partial repayment for certain indebtedness encumbering certain properties in the Pioneer Portfolio. These shares will not be registered under the Securities Act of 1933, as amended, and may not be sold in the United States absent registration or an applicable exemption from registration. The Company has agreed to grant the New York State Common Retirement Fund certain registration rights set forth in the registration rights agreement attached hereto as exhibit 10.2.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.
         -------------------------------------------------------------------

         (a)       FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED

                  On August 13, 1998, the Company filed a Report on Form 8-K dated July 30, 1998, which included audited statements of revenue and certain expenses of the Pioneer Portfolio for the year ended December 31, 1997 and the three month period ended March 31, 1998 (unaudited).

         (b)       PRO FORMA FINANCIAL INFORMATION.

                  Unaudited pro forma condensed financial information which reflects the Company's acquisition of the Pioneer Portfolio and the effect of the New York State Common Retirement Fund private placement as of and for the year ended December 31, 1997 and the six month period ended June 30, 1998 are included on pages F-1 to F-18.

         (c)      EXHIBITS

                  10.1 Subscription Agreement between American Real Estate Investment Corporation and the New York State Common Retirement Fund

                  10.2 Registration Rights Agreement between American Real Estate Investment Corporation and the New York State Common Retirement Fund.

                  99.1     Press release dated August 24, 1998

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                          AMERICAN REAL ESTATE INVESTMENT
                                          CORPORATION


         Date:   September 3, 1998        By      /s/ Jeffrey E. Kelter
                                                  ---------------------
                                                  Jeffrey E. Kelter
                                                  President

         Date:   September 3, 1998        By:     /s/ Timothy A. Peterson
                                                  -----------------------
                                                  Timothy A. Peterson
                                                  Chief Financial Officer

         Date:   September 3, 1998        By:     /s/ Timothy E. McKenna
                                                  ----------------------
                                                  Timothy E. McKenna
                                                  Treasurer
                                                  (Principal Accounting Officer)

                   AMERICAN REAL ESTATE INVESTMENT CORPORATION

                                      INDEX


I.        UNAUDITED PRO FORMA CONDENSED CONSOLIDATING
         FINANCIAL INFORMATION

              Pro Forma Condensed Consolidating Balance Sheet as of June 30, 1998............................F-3
              Pro Forma Condensed Consolidating Statement of Operations for the
              six month period ended June 30, 1998...........................................................F-4
              Pro Forma Condensed Consolidating Statement of Operations for the
              year ended December 31, 1997...................................................................F-5
              Notes to Management's Assumptions to Unaudited Pro Forma
              Condensed Consolidating Financial Information..................................................F-6

                   AMERICAN REAL ESTATE INVESTMENT CORPORATION

        UNAUDITED PRO FORMA CONDENSED CONSOLIDATING FINANCIAL STATEMENTS




The following sets forth the unaudited pro forma condensed consolidating balance sheet at June 30, 1998 and the unaudited pro forma condensed consolidating statements of operations for American Real Estate Investment Corporation (the "Company") for the six months ended June 30, 1998 and the year ended December 31, 1997.

The pro forma condensed consolidating financial information should be read in conjunction with the historical financial statements of the Company and those acquisitions deemed significant pursuant to the rules and regulations of the Securities and Exchange Commission.

The unaudited pro forma consolidating financial information is presented as if the following events occurred on June 30, 1998 for balance sheet purposes, on January 1, 1997 for purposes of the statement of operations:

- The Company acquired the properties described in Note 1 to these pro forma financial statements

- The Quadrangles Village Apartments, Americana Lakewood Apartments and Other Property Dispositions. On June 24, 1998, the Company sold Quadrangles Village Apartments, a 510-unit apartment building located in Tempe, Arizona for approximately $26,500,000. On January 9, 1998, the Company consummated the sale of a 300-unit multi-family residential property known as Americana Lakewood Apartments located in the metropolitan Denver area for a gross sales price of $15,066,000. During 1997, the Company also sold three other directly owned and one indirectly owned multi-family residential properties (Timberleaf, Sedona, International and Emerald Point).

- The Company's private placement on July 9, 1998 of 1,092,051 shares of Common Stock with certain institutional investors for approximately $18,000,000 and the use of net proceeds of $17,440,000 to repay indebtedness under the Company's credit facility.

- The Pioneer Portfolio Acquisition and Private Placement. On August 19, 1998 the Company's Operating Partnership consummated the acquisition of twelve of the fifteen buildings in the Pioneer Portfolio, which totaled 801,720 square feet, for a purchase price of approximately $87,000,000, including closing costs. As part of this transaction, the Operating Partnership agreed to acquire three additional office properties (One Park Place, Waterfront I and Waterfront II) which aggregate an additional 530,636 square feet for a purchase price of approximately $44,000,000 . The closing of the acquisitions of One Park Place and Waterfront I are expected to occur in September 1998. Waterfront II is to be acquired upon the completion of its construction which is expected in January 1998. The Operating Partnership also has the option to acquire two additional properties located in Rochester, New York. As part of the transaction, the Company issued 720,743 shares of its Common Stock for an aggregate purchase price of approximately $11,400,000 to the New York State Common Retirement Fund as partial repayment of certain indebtedness encumbering certain properties in the Pioneer Portfolio.

All of the above acquisition transactions were accounted for in the proforma financial statements using the purchase method of accounting.

                   AMERICAN REAL ESTATE INVESTMENT CORPORATION

        UNAUDITED PRO FORMA CONDENSED CONSOLIDATING FINANCIAL STATEMENTS




This unaudited pro forma condensed consolidating financial information should be read in conjunction with the historical financial statements of the Company for the year ended December 31, 1997 and the Company's Quarterly Report on Form 10-Q for the six months ended June 30, 1998 which are incorporated by reference.

The pro forma condensed consolidating financial information is unaudited and is not necessarily indicative of what the actual financial position or results of operations of the Company would have been had the transactions discussed above been consummated as of the dates indicated, nor does it purport to represent the future financial position and the results of operations of the Company. In management's opinion, all adjustments consisting of normal recurring adjustments necessary to reflect the effects of the transactions have been made.

                   AMERICAN REAL ESTATE INVESTMENT CORPORATION
                   -------------------------------------------

      PRO FORMA CONDENSED CONSOLIDATING BALANCE SHEET--AS OF JUNE 30, 1998
      --------------------------------------------------------------------

           (Unaudited--in thousands, except share and per share data)

                                The                             July 9, 1998     August 19, 1998
                              Company           Property           Private           Private         Pro Forma     The Company
                             Historical     Acquisitions (A)    Placement (B)     Placement (C)     Adjustments     Pro Forma
                             ----------     ----------------    -------------     -------------     -----------     ---------
Assets
Investments in real
 estate, net                 $  263,427     $   179,787         $                $                  $              $ 443,214
Investment in direct
 financing lease                  1,814                                                                                1,814
Investment in management
 company                          4,838                                                                                4,838

Cash and cash equivalents        13,854         (13,652)                                                                 202

Restricted cash                     909                                                                                  909
Accounts and other
 receivables                      1,405                                                                                1,405
Other assets, net                 4,792                                                                                4,792
                             ----------     -----------         --------         --------           --------      ---------

Total assets                 $  291,039     $   166,135         $                $                  $              $ 457,174
                             ----------     -----------         --------         --------           --------       ---------
                             ----------     -----------         --------         --------           --------       ---------

Liabilities and
Shareholders' Equity
Liabilities:
   Mortgage notes
    payable and other
    debt                     $  162,115     $   140,059         $(17,440)        $(11,019)          $              $ 273,715
   Accrued expenses and
    other liabilities             3,774                                                                                3,774

Minority interest                61,515          26,076                                                 (857)(D)      86,734

Shareholders' equity:
   Common stock                       6                                2                1                                  9
   Warrants                         685                                                                                  685
   Additional paid-in
    capital                      57,330                           17,438           11,018                857(D)       86,643
Cumulative net income            11,630                                                                               11,630
Cumulative dividends             (6,016)                                                                              (6,016)
                             ----------     -----------        ---------        ---------          ---------       ---------

   Total shareholders'
    equity                       63,635                           17,440           11,019                857          92,951
                             ----------     -----------         --------        ---------           ---------      ---------
   Total liabilities and
    shareholders' equity     $  291,039     $   166,135         $               $                   $              $ 457,174
                             ----------     -----------         --------        ---------           --------       ---------
                             ----------     -----------         --------        ---------           --------       ---------

                   AMERICAN REAL ESTATE INVESTMENT CORPORATION
                   -------------------------------------------

            PRO FORMA CONDENSED CONSOLIDATING STATEMENT OF OPERATIONS
            ---------------------------------------------------------

                  FOR THE SIX MONTH PERIOD ENDED JUNE 30, 1998
                  --------------------------------------------

           (Unaudited--in thousands, except Share and Per Share Data)



                                         The                                                July 9, 1998   August 19, 1998
                                       Company       1998        The Company,     1998         Private       Private
                                      Historical Dispositions(a) As Adjusted Acquisitions(b) Placement(c)  Placement (d)
                                      ---------- --------------- ----------- --------------- -----------   -------------

REVENUE:
   Minimum rent                       $ 12,290    $ (1,680)      $ 10,610    $ 16,002       $              $
   Tenant reimbursements and other
      income                             1,445        (152)         1,293       1,770
                                      --------    ---------      --------    --------       ----------     ----------
         Total revenue                  13,735      (1,832)        11,903      17,772

OPERATING EXPENSES:
   Property operating expenses           2,365        (656)         1,709       4,915
   General and administrative              231         (33)           198
   Interest                              4,833        (554)         4,279       7,091             (632)          (496)
   Depreciation                          2,265                      2,265       2,807
                                      --------    --------       --------    --------       ----------     ----------
         Total operating expenses        9,694      (1,243)         8,451      14,813             (632)          (496)

EQUITY IN EARNINGS (LOSSES) FROM
   INVESTMENT IN  MANAGEMENT
   COMPANY                                (461)                      (461)

MINORITY INTEREST                       (7,020)                    (7,020)

GAINS ON SALE OF ASSETS                 11,952     (11,952)
                                      --------    ---------      ---------   --------       ----------      ---------

NET INCOME (LOSS)                     $  8,512    $(12,541)      $ (4,029)   $  2,959       $      632      $     496
                                      --------    ---------      ---------   --------       ----------      ---------
                                      --------    ---------      ---------   --------       ----------      ---------

BASIC EARNINGS PER SHARE              $   1.56
                                      --------
                                      --------

DILUTED EARNINGS PER SHARE            $   1.51
                                      --------
                                      --------

WEIGHTED AVERAGE SHARES
 OUTSTANDING - BASIC                 5,459,153
                                     ---------
                                     ---------

WEIGHTED AVERAGE SHARES
 OUTSTANDING - DILUTED              10,294,244
                                    ----------
                                    ----------

                                      Pro Forma       The Company
                                     Adjustments       Pro Forma
                                     -----------       ---------


REVENUE:
   Minimum rent                        $                $    26,612
   Tenant reimbursements and other
      income                                                  3,063
                                       ----------       -----------
         Total revenue                                       29,675

OPERATING EXPENSES:
   Property operating expenses                                6,624
   General and administrative                 400 (e)           598
   Interest                                                  10,242
   Depreciation                                               5,072
                                       ----------       -----------
         Total operating expenses             400            22,536

EQUITY IN EARNINGS (LOSSES) FROM
   INVESTMENT IN  MANAGEMENT
   COMPANY                                                     (461)

MINORITY INTEREST                           3,797 (f)        (3,223)

GAINS ON SALE OF PROPERTY

                                       ----------       -----------
NET INCOME (LOSS)                      $    3,397       $     3,455
                                       ----------       -----------
                                       ----------       -----------

BASIC EARNINGS PER SHARE                               $        .48
                                                       ------------
                                                       ------------

DILUTED EARNINGS PER SHARE                             $        .46
                                                       ------------
                                                       ------------

WEIGHTED AVERAGE SHARES
 OUTSTANDING - BASIC                                      7,259,072
                                                        -----------
                                                        -----------

WEIGHTED AVERAGE SHARES
 OUTSTANDING - DILUTED                                   14,558,352
                                                        -----------
                                                        -----------

The accompanying notes and management's assumptions are an integral part of this statement.

                   AMERICAN REAL ESTATE INVESTMENT CORPORATION
                   -------------------------------------------

            PRO FORMA CONDENSED CONSOLIDATING STATEMENT OF OPERATIONS
            ---------------------------------------------------------

                        FOR YEAR ENDED DECEMBER 31, 1997
                        --------------------------------

           (Unaudited--in thousands, except Share and Per Share Data)



                                 The
                               Company          1997            1997                        1998            1998
                              Historical   Dispositions(a) Acquisitions(b)   Subtotal   Dispositions(c)  Acquisition(d)
                              ----------   --------------- ---------------   --------   ---------------  --------------

REVENUE:
   Minimum rent                $   7,732     $  (1,457)     $  12,499        $  18,774    $  (5,738)     $  39,239
   Tenant reimbursements
    and other income                 465                        1,498            1,963          (96)         4,541
                               ---------   -----------      ---------        ---------    ----------     ---------

         Total revenue             8,197        (1,457)        13,997           20,737       (5,834)        43,780

OPERATING EXPENSES:
   Property operating
    expenses                       3,112          (895)         2,380            4,597       (2,072)        10,526
   General and
    administrative                   732                                           732
   Buyout of employment
    agreements, warrants
    and options expense            3,203                                         3,203                          --
   Interest                        3,134          (845)         4,582            6,871       (2,011)        17,517
   Depreciation and
    amortization                     909          (158)         2,619            3,370         (819)         7,209
                               ---------     ----------     ---------        ---------    ----------     ---------

         Total Operating
          expenses                11,090        (1,898)         9,581           18,773       (4,902)        35,252

EQUITY IN EARNINGS FROM
INVESTMENT IN PARTNERSHIP
AND MANAGEMENT COMPANY               404          (436)          (392)            (424)

MINORITY INTEREST                   (876)                                         (876)

GAINS ON SALES OF ASSETS           4,608        (4,608)
                               ---------     ----------     ---------        ---------    ----------     ---------
NET INCOME (LOSS)              $   1,243     $  (4,603)     $   4,024        $     664    $    (932)     $   8,528
                               ---------     ----------     ---------        ---------    ----------     ---------
                               ---------     ----------     ---------        ---------    ----------     ---------

BASIC EARNINGS PER SHARE       $    0.92
                               ---------
                               ---------

DILUTED EARNINGS PER SHARE     $    0.88
                               ---------
                               ---------

WEIGHTED AVERAGE SHARES
   OUTSTANDING - BASIC         1,347,297
                             -----------
                             -----------
WEIGHTED AVERAGE SHARES
   OUTSTANDING - DILUTED       2,404,004
                             -----------
                             -----------







                              July 9, 1998  August 19, 1998     Other
                                Private         Private       Pro Forma    The Company
                              Placement(e)    Placement(f)   Adjustments    Pro Forma
                              ------------    ------------   -----------   ----------

REVENUE:
   Minimum rent                $              $                $             $52,275
   Tenant reimbursements
    and other income                                                           6,408
                               ---------      ---------        -------      --------
         Total revenue                                                        58,683

OPERATING EXPENSES:
   Property operating
    expenses                                                                  13,051
   General and
    administrative                                                 850 (g)     1,582
   Buyout of employment
    agreements, warrants
    and options expense                                         (3,203)(h)
   Interest                       (1,264)          (991)                      20,122
   Depreciation and
    amortization                                                               9,760
                               ---------      ---------        -------      --------
         Total Operating
          expenses                (1,264)          (991)        (2,353)       44,515


EQUITY IN EARNINGS FROM
 INVESTMENT IN PARTNERSHIP
 AND MANAGEMENT COMPANY                                                         (424)

MINORITY INTEREST                                               (5,758)(i)    (6,634)

GAINS ON SALES OF PROPERTY     ---------      ---------        --------     --------

NET INCOME (LOSS)              $   1,264      $     991        $(3,405)      $ 7,110
                               ---------       --------        --------     --------
                               ---------       --------        --------     --------

BASIC EARNINGS PER SHARE                                                     $    .99
                                                                            ---------
                                                                            ---------

DILUTED EARNINGS PER SHARE                                                   $    .97
                                                                            ---------
                                                                            ---------

WEIGHTED AVERAGE SHARES
   OUTSTANDING - BASIC                                                       7,176,075
                                                                            ----------
                                                                            ----------
WEIGHTED AVERAGE SHARES
   OUTSTANDING - DILUTED                                                    14,177,668
                                                                            ----------
                                                                            ----------

                   AMERICAN REAL ESTATE INVESTMENT CORPORATION
                   -------------------------------------------

            NOTES AND MANAGEMENT'S ASSUMPTIONS TO UNAUDITED PRO FORMA
            ---------------------------------------------------------

                  CONDENSED CONSOLIDATING FINANCIAL INFORMATION
                  ---------------------------------------------


1.       BASIS OF PRESENTATION
         ---------------------

         American Real Estate Investment Corporation (the "Company") is a self-administered and self-managed equity real estate investment trust which was organized in the state of Maryland. As of August 31, 1998, the Company owned 67 properties. All but five of the properties are owned directly or indirectly by American Real Estate Investment, L.P. (the "Operating Partnership"). The Company is the sole general partner of the Operating Partnership and as of June 30, 1998 and August 31, 1998, owned approximately 51% and 53% of the Operating Partnership, respectively.

         These pro forma financial statements should be read in conjunction with the historical financial statements and notes thereto of the Company, the McBride Portfolio, Penn Square Properties, Inc., the Moran Acquisition Properties, the Northfield Acquisition Properties, the Loew Acquisition Properties, 101 Commerce Drive, the GATX Properties, the Double M Development Properties, the Galesi Properties, the Fed One Industrial Portfolio, the ASW Property, the Szeles Portfolio, and the Pioneer Portfolio. In management's opinion, all adjustments necessary to reflect the acquisitions of the McBride Portfolio, Penn Square Properties, Inc., the Moran Acquisition Properties, the Northfield Acquisition Properties, the Loew Acquisition Properties, 101 Commerce Drive, the GATX Properties, the Double M Development Properties, the Galesi Properties, the Fed One Industrial Portfolio, the ASW Property, the Szeles Portfolio, the Pioneer Portfolio and the private placements consummated in 1998 by the Company have been made. The operating results reflected herein include the historical results and related pro forma adjustments to reflect the period January 1, 1997, through the earlier of the respective acquisition date or June 30, 1998 or December 31, 1997. Operating results from those dates forward are included in the historical results of the Company.

2.       ADJUSTMENTS TO PRO FORMA CONSOLIDATING BALANCE SHEET
         ----------------------------------------------------

(A) Reflects the Company's recent property acquisitions as follows:

                                     Cost                              Consideration
                               ------------------     ---------------------------------------------
                                                           Credit
                                                          Facility
                                                         Borrowings
                                                            and            Operating
                                 Total Purchase           Mortgage        Partnership
Acquisition                          Price                  Debt             Units            Cash
-----------                          -----                  ----             -----            ----

Szeles Portfolio                 $      40,528          $     31,000     $        ---     $     9,528
ASW Property                             7,858                 7,500              ---             358
Pioneer Portfolio                      131,401               101,559           26,076           3,766
                                 -------------          ------------     ------------     -----------
                                 $     179,787          $    140,059     $     26,076     $    13,652
                                 -------------          ------------     ------------     -----------
                                 -------------          ------------     ------------     -----------

                   AMERICAN REAL ESTATE INVESTMENT CORPORATION
                   -------------------------------------------

            NOTES AND MANAGEMENT'S ASSUMPTIONS TO UNAUDITED PRO FORMA
            ---------------------------------------------------------

                  CONDENSED CONSOLIDATING FINANCIAL INFORMATION
                  ---------------------------------------------



(B) Reflects the Company's Private Placement on July 9, 1998 for $18,018,841 and the use of net proceeds of $17,440,000 to repay indebtedness under the Credit Facility. The Company issued 1,092,051 shares at a price of $16.50. This price may be subject to future adjustment under the terms of the Subscription Agreements based upon the price of the Company's Common Stock on the earlier of the first business day after the first anniversary of the Closing or the first business day after a Liquidating Event, as defined in the Subscription Agreements.

(C) Reflects the Company's Private Placement of 720,743 shares on August 19, 1998 for $11,482,157 and the use of net proceeds of $11,019,426 to repay indebtedness reflected to certain properties acquired as a result of the acquisition of the Pioneer Portfolio.

(D) Adjustment to reflect the Company's 51.73% ownership of the Operating Partnership after consummation of the Pioneer Portfolio acquisition.

3. ADJUSTMENTS TO PROFORMA CONDENSED CONSOLIDATING STATEMENTS OF OPERATIONS FOR THE SIX MONTH PERIOD ENDED JUNE 30, 1998
         -------------------------------------------------------

(a)      1998 DISPOSITIONS

         Since January 1, 1998, the Company has sold two multi-family properties. This adjustment affects the elimination of the impact on the June 30, 1998 statement of operations for these property dispositions.

         SALE OF AMERICANA LAKEWOOD

         On January 9, 1998, the Company sold a 300-unit multi-family residential property known as Americana Lakewood Apartments, located in the metropolitan Denver area, for a gross sales price of $15,066,000 which resulted in a gain of $6,880,000.

                   AMERICAN REAL ESTATE INVESTMENT CORPORATION
                   -------------------------------------------

            NOTES AND MANAGEMENT'S ASSUMPTIONS TO UNAUDITED PRO FORMA
            ---------------------------------------------------------

                  CONDENSED CONSOLIDATING FINANCIAL INFORMATION
                  ---------------------------------------------


         SALE OF THE QUADRANGLES VILLAGE APARTMENTS

         On June 24, 1998, the Company sold the Quadrangles Village Apartments for approximately $26,500,000 which resulted in a gain of approximately $5,072,000.

                                                                       Americana        Quadrangles
                                                                        Lakewood          Village
                                                                       Apartments       Apartments          Total
                                                                       ----------       ----------          -----

            REVENUE:
              Minimum rent                                           $         44       $     1,636     $     1,680
              Tenant reimbursements and other income                           45               107             152
                                                                     ------------       -----------     -----------
                       Total revenue                                           89             1,743           1,832

            OPERATING EXPENSES:
              Property operating expenses                                      50               606             656
              General and administrative                                        3                30              33
              Interest                                                         23               531             554
                                                                     ------------       -----------     -----------
                       Total operating expenses                                76             1,167           1,243

              Gains on sales of assets                                      6,880             5,072          11,952
                                                                     ------------       -----------     -----------

            NET INCOME                                               $      6,893       $     5,648     $    12,541
                                                                      -----------        ----------      ----------
                                                                      -----------        ----------      ----------

                   AMERICAN REAL ESTATE INVESTMENT CORPORATION
                   -------------------------------------------

            NOTES AND MANAGEMENT'S ASSUMPTIONS TO UNAUDITED PRO FORMA
            ---------------------------------------------------------

                  CONDENSED CONSOLIDATING FINANCIAL INFORMATION
                  ---------------------------------------------


         (b)      1998 ACQUISITIONS
                  This adjustment reflects the pro forma effects of the following acquisitions consummated since January 1, 1998:

                  FOR THE SIX MONTHS ENDED JUNE 30, 1998

                                                       REVENUE
                                    -----------------------------------------------
                                                        Tenant
                                                     Reimbursements
                                                         and
Acquisition                         Minimum Rent     Other Income     Total
-----------                         ------------     ------------     -----

101 Commerce Drive                  $        61      $                $        61
One Phillips Drive                           26                3               29
GATX Properties                             423                               423
Double M Development Properties             350               78              428
The Galesi Properties                     1,880              565            2,445
Fed One Properties                          852                8              860
Szeles Portfolio                          3,216               38            3,254
ASW Facility                                396                4              400
Pioneer Properties                        8,798            1,074            9,872
Proforma adjustments
                                    -----------      -----------      -----------
         TOTAL                      $    16,002      $     1,770      $    17,772
                                    -----------      -----------      -----------
                                    -----------      -----------      -----------


                                                                  OPERATING EXPENSES
                                     --------------------------------------------------------------------------

                                        Property                                          Total
                                      Operating And   Interest     Depreciation and   Operating
Acquisition                           Other Expenses  Expense(1)   Amortization(2)     Expenses     Subtotal
-----------                           --------------  ----------   ---------------     --------     ---------

101 Commerce Drive                    $               $              $                $             $      61
One Phillips Drive                             3                                              3            26
GATX Properties                                                                                           423
Double M Development Properties              109                                             109          319
The Galesi Properties                        651                                             651        1,794
Fed One Properties                            42                                              42          818
Szeles Portfolio                             906                                             906        2,348
ASW Facility                                  36                                              36          364
Pioneer Properties                         3,168                                           3,168        6,704
Proforma adjustments                                        7,091         2,807            9,898       (9,898)
                                      ----------      -----------    ----------       ----------    -----------
         TOTAL                        $    4,915      $     7,091    $    2,807       $   14,813    $   2,959
                                      ----------      -----------    ----------       ----------    ----------
                                      ----------      -----------    ----------       ----------    ----------


         Footnote explanations appear on the following page.

                   AMERICAN REAL ESTATE INVESTMENT CORPORATION
                   -------------------------------------------

            NOTES AND MANAGEMENT'S ASSUMPTIONS TO UNAUDITED PRO FORMA
            ---------------------------------------------------------

                  CONDENSED CONSOLIDATING FINANCIAL INFORMATION
                  ---------------------------------------------



Footnotes to 1998 Acquisitions:

(1)      To record interest expense on mortgage indebtedness as follows:

                                                         Mortgage Amount            Interest Rate (%)
         101 Commerce Drive                               $     17,000                    7.03%
         One Philips Drive                                       7,500                    7.03%
         GATX Properties                                         8,433                    7.71%
         Double M Development Properties                         9,357                    7.25%
         Galesi Properties                                      18,036               8.33% to 8.68%
         Galesi Properties                                      18,511                    7.25%
         Fed One Industrial Properties                          11,738                    7.25%
         Szeles Portfolio                                       31,000                    7.25%
         ASW Property                                            7,500                    7.25%
         Pioneer Portfolio                                      11,019                    9.00%
         Pioneer Portfolio                                      70,232                    7.25%
         Pioneer Portfolio                                       3,405                    9.68%
         Pioneer Portfolio                                       2,120                   10.12%
         Pioneer Portfolio                                      10,800                    8.75%
         Pioneer Portfolio                                       3,983                    7.50%

(2) To record depreciation on assets acquired and transaction costs capitalized over a useful life of 35 years.

                   AMERICAN REAL ESTATE INVESTMENT CORPORATION
                   -------------------------------------------

            NOTES AND MANAGEMENT'S ASSUMPTIONS TO UNAUDITED PRO FORMA
            ---------------------------------------------------------

                  CONDENSED CONSOLIDATING FINANCIAL INFORMATION
                  ---------------------------------------------



(c) Represents interest expense savings from repayment of the Credit Facility upon the application of the net proceeds from the private placement on July 9, 1998.

(d) Represents interest expense savings from repayment of certain indebtedness upon the application of the net proceeds from the private placement on August 19, 1998.

(e) To reflect additional general and administrative expense associated with the Company's on-going management of the acquired properties.

(f) To adjust the minority interest's share of income in the Operating Partnership. The Company owns approximately 51.73% of the Operating Partnership after the consummation of the Pioneer Portfolio transaction. The adjustment to record the income effect of the minority interest share for the six months ended June 30, 1998 in the pro forma statement of operations was computed as follows:


Pro forma Revenue                                                                            $        29,675

Pro forma Operating Expenses                                                                          22,536

Pro forma Equity in Loss from equity investment                                                         (461)
                                                                                             ----------------

Pro forma Income before Minority Interest                                                    $         6,678
                                                                                             ---------------
                                                                                             ---------------

Minority Interest (48.27%)                                                                             3,223

Minority Interest at June 30, 1998                                                                     7,020
                                                                                             ---------------

Adjustment Required                                                                          $         3,797
                                                                                             ---------------
                                                                                             ---------------

                   AMERICAN REAL ESTATE INVESTMENT CORPORATION
                   -------------------------------------------

            NOTES AND MANAGEMENT'S ASSUMPTIONS TO UNAUDITED PRO FORMA
            ---------------------------------------------------------

                  CONDENSED CONSOLIDATING FINANCIAL INFORMATION
                  ---------------------------------------------



4. ADJUSTMENTS TO PRO FORMA CONDENSED CONSOLIDATING STATEMENT OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 1997

     On February 28, 1997, the Company sold the 450-unit apartment complex known as the Timberleaf Apartments, which was constructed in 1972 and is located in Aurora, Colorado. The gross selling price for this property was approximately $9.1 million. On August 29, 1997, the Company sold the Sedona Apartments, a 276-unit apartment complex constructed in 1971 and located in Denver, Colorado. The property had been acquired by the Company upon its organization as a REIT in 1993. The selling price for the property was $9.2 million.

     On September 26, 1997, the Company sold its 50% general partner interest in Emerald Vista Associates, L.P., which owns the 456-unit apartment complex known as the Emerald Pointe Apartments located in San Diego County, California. The selling price for the general partnership interest was $2 million.

     The pro forma effects of these property sales are shown below for the year ended December 31, 1997.


     (a) To reflect the elimination of the statement of operations impact for the year ended December 31, 1997 for the multi-family residential properties which were sold during 1997. The combined results for these properties are shown as follows:

     FOR THE YEAR ENDED DECEMBER 31, 1997:

                                                                                     Emerald
                                                 Timberleaf          Sedona           Pointe             Total
                                                 ----------          ------           ------             -----

       Revenue                                  $       364       $    1,093        $                $   1,457

       Operating Expenses:
         Property operating expenses                    274              621                               895
         General and administrative
         Interest                                        91              307              447              845
         Depreciation                                    45              162              (49)             158
                                                -----------       ----------        ----------       ---------
             Total operating expenses                   410            1,090              398            1,898

       Equity in earnings from                                                            436              436
         investment in partnership

       Gains on sales of assets                         403            3,453              752            4,608
                                                -----------       ----------        ---------        ---------

       Net income                               $       357       $    3,456        $     790        $   4,603
                                                -----------       ----------        ---------        ---------
                                                -----------       ----------        ---------        ---------

                   AMERICAN REAL ESTATE INVESTMENT CORPORATION
                   -------------------------------------------

                 NOTES AND MANAGEMENT'S ASSUMPTIONS TO UNAUDITED
                 -----------------------------------------------

             PRO FORMA CONDENSED CONSOLIDATING FINANCIAL INFORMATION
             -------------------------------------------------------


(b)      1997 ACQUISITIONS

         To reflect the acquisitions of the following properties which occurred during 1997:

         FOR THE TWELVE MONTHS ENDED DECEMBER 31, 1997


                                                      McBride          Penn Square
                                                     Portfolio         Properties             Dana              Loew
                                                     ---------         ----------             ----              ----

Revenue
    Minimum rents                                  $     9,310         $                    $     365        $    1,704
    Tenant reimbursements and other
    Income                                               1,098                                      7               245
                                                   -----------         -----------          ---------        ----------

    Total Revenue                                       10,408                                    372             1,949

Operating Expenses:
    Property operating and administrative                2,935                                      7               278
       expenses
    Depreciation and amortization
    Mortgage and bank loan interest
                                                   -----------         -----------          ---------        ----------

    Total operating expenses                             2,935                                      7               278

Equity in earnings from investment in
management company                                                            (392)
                                                   -----------         ------------         ---------        ----------

Net income (loss)                                  $     7,473         $      (392)         $     365        $    1,671
                                                   -----------         ------------         ---------        ----------
                                                   -----------         ------------         ---------        ----------



                                                                                              1997
                                                                          Pro Forma        Acquisitions
                                                      Northfield         Adjustments        Pro Forma
                                                      ----------         -----------        ---------

Revenue
    Minimum rents                                    $     1,120        $                  $   12,499
    Tenant reimbursements and other
    Income                                                   148                                1,498
                                                     -----------        ----------         ----------

    Total Revenue                                          1,268                               13,997

Operating Expenses:
    Property operating and administrative                    359            (1,199)(1)          2,380
       expenses
    Depreciation and amortization                                            2,619 (2)          2,619
    Mortgage and bank loan interest                                          4,582 (3)          4,582
                                                     -----------        --------------     ----------

    Total operating expenses                                 359             6,002              9,581

Equity in earnings from investment in
management company                                                                               (392)
                                                     -----------        ----------         -----------

Net income (loss)                                    $       909        $   (6,002)        $    4,024
                                                     -----------        -----------        ----------
                                                     -----------        -----------        ----------


              Footnote explanations appear on the following page.

                   AMERICAN REAL ESTATE INVESTMENT CORPORATION
                   -------------------------------------------

                 NOTES AND MANAGEMENT'S ASSUMPTIONS TO UNAUDITED
                 -----------------------------------------------

             PRO FORMA CONDENSED CONSOLIDATING FINANCIAL INFORMATION
             -------------------------------------------------------


Footnotes to 1997 Events:

(1) To eliminate non-recurring McBride general and administrative costs which will not be incurred as a result of the future operations of the McBride Portfolio by the Company

         - Property management fees                                          $          136
         - General and administrative expenses                                        1,063
                                                                             --------------
                                                                             $        1,199
                                                                             --------------
                                                                             --------------

(2) To record depreciation on assets acquired and transaction costs capitalized over a useful life of 35 years.

(3)      To record the following adjustments to interest expense:

               To record interest expense on the $45,000,000 of assumed
               McBride Portfolio debt at 7.71%                               $       3,300

               To record amortization of $500,000 of deferred financing
               costs                                                         $          48

                To record interest expense on other indebtedness:

                                                                                Principal          Interest Rate
                                                                                ---------          -------------
                   Dana Building                                              $       1,155           7.38%
                   Loew Properties                                                    2,875           8.25%
                   Loew Properties                                                    4,385           8.50%
                   Loew Properties                                                    3,358           8.50%
                   Northfield Properties                                              3,500           7.25%

                   AMERICAN REAL ESTATE INVESTMENT CORPORATION
                   -------------------------------------------

                 NOTES AND MANAGEMENT'S ASSUMPTIONS TO UNAUDITED
                 -----------------------------------------------

             PRO FORMA CONDENSED CONSOLIDATING FINANCIAL INFORMATION
             -------------------------------------------------------



(c)      1998 DISPOSITIONS

         To reflect the sale in 1998 of the following multi-family assets:

         FOR THE TWELVE MONTHS ENDED DECEMBER 31, 1997

                                                              Americana             Quadrangles
                                                               Lakewood                Village
                                                              Apartments             Apartments              Total
                                                              ----------             ----------              -----

Revenues                                                    $       2,200          $       3,538         $   5,738
Tenant reimbursements and other income                                                        96                96
                                                            -------------          -------------         ---------
                                                                    2,200                  3,634             5,834

Operating expenses:
   Property operating expenses                                        889                  1,183             2,072
   Interest                                                           891                  1,120             2,011
   Depreciation and amortization                                      233                    586               819
                                                            -------------          -------------         ---------

   Total operating expenses                                         2,013                  2,889             4,902
                                                            -------------          -------------         ---------

Net Income                                                  $         187          $         745         $     932
                                                            -------------          -------------         ---------
                                                            -------------          -------------         ---------

                   AMERICAN REAL ESTATE INVESTMENT CORPORATION
                   -------------------------------------------

                 NOTES TO MANAGEMENT'S ASSUMPTIONS TO UNAUDITED
                 ----------------------------------------------

               PRO FORMA CONDENSED CONSOLIDATING INCOME STATEMENT
               --------------------------------------------------



         1998 ACQUISITIONS

         To reflect the following acquisitions which have occurred since January 1, 1998:

         FOR THE TWELVE MONTHS ENDED DECEMBER 31, 1997

                                                       REVENUE
                                    -----------------------------------------------
                                                         Tenant
                                                     Reimbursements
                                                          and
Acquisition/Offering                 Minimum Rent     Other Income       Total
--------------------                 ------------     ------------       -----

101 Commerce Drive                  $    2,788       $         4       $    2,792
One Phillips Drive                       1,188               145            1,333
GATX Properties                          1,770                              1,770
Double M Development Properties          1,605               330            1,935
The Galesi Properties                    5,193             1,558            6,751
Fed One Properties                       1,633                22            1,655
Szeles Portfolio                         6,298                76            6,374
ASW Facility                               698                13              711
Pioneer Properties                      18,066             2,393           20,459
Proforma Adjustments
                                    ----------       -----------       ----------
                                    $   39,239       $     4,541       $   43,780
                                    ----------       -----------       ----------
                                    ----------       -----------       ----------


                                                          OPERATING EXPENSES
                                     --------------------------------------------------------------------------

                                         Property
                                      Operating And     Interest      Depreciation and
Acquisition/Offering                  Other Expenses   Expense (1)     Amortization(2)     Total        Subtotal
--------------------                  --------------   -----------    ----------------     -----        --------
101 Commerce Drive                     $               $              $                $       --    $    2,792
One Phillips Drive                           145                                              145         1,188
GATX Properties                                                                                --         1,770
Double M Development Properties              359                                              359         1,576
The Galesi Properties                      1,707                                            1,707         5,044
Fed One Properties                            82                                               82         1,573
Szeles Portfolio                           1,983                                            1,983         4,391
ASW Facility                                  76                                               76           635
Pioneer Properties                         6,174                                            6,174        14,285
Proforma Adjustments                                       17,517          7,209           24,726       (24,726)
                                       ---------       ----------     ----------       ----------    -----------
                                       $  10,526       $   17,517     $    7,209       $   35,252    $    8,528
                                       ---------       ----------     ----------       ----------    ----------
                                       ---------       ----------     ----------       ----------    ----------

              Footnote explanations appear on the following page.

                   AMERICAN REAL ESTATE INVESTMENT CORPORATION
                   -------------------------------------------

                 NOTES TO MANAGEMENT'S ASSUMPTIONS TO UNAUDITED
                 ----------------------------------------------

               PRO FORMA CONDENSED CONSOLIDATING INCOME STATEMENT
               --------------------------------------------------



Footnotes to 1998 Acquisitions:


(1)      To record interest expense on mortgage indebtedness as follows:


                                                                  Mortgage
                                                                   Amount                Interest Rate
                                                                  --------               --------------
          101 Commerce Drive                                      $     17,000               7.03%
          One Philips Drive                                              7,500               7.03%
          GATX Properties                                                8,433               7.71%
          Double M Development Properties                                9,357               7.25%
          Galesi Properties                                             18,036           8.33 % to 8.68%
          Galesi Properties                                             18,511               7.25%
          Fed One Industrial Portfolio                                  11,738               7.25%
          Szeles Portfolio                                              31,000               7.25%
          ASW Facility                                                   7,500               7.25%
          Pioneer Portfolio                                             11,019               9.00%
          Pioneer Portfolio                                             70,232               7.25%
          Pioneer Portfolio                                              3,405               9.68%
          Pioneer Portfolio                                              2,120              10.12%
          Pioneer Portfolio                                             10,800               8.75%
          Pioneer Portfolio                                              3,983               7.50%

(2) To record depreciation on assets acquired and transaction costs capitalized over a useful life of 35 years.

--------------------------------------------------------------------------------

(e) Represents interest expense savings from repayment of the Credit Facility upon the application of net proceeds from private placement.

(f) Represents interest expense savings from repayment of certain indebtedness upon the application of the net proceeds from the Private Placement on August 19, 1998.

(g) To reflect additional general and administrative expense associated with the Company's on-going management of the acquired properties.

(h) To eliminate the pro forma effect of the non-recurring costs associated with the buyout of certain executives employment agreements and outstanding options and warrants in conjunction with the transactions which occurred on December 12, 1997, related to the Company's reorganization into an office and industrial real estate investment trust.

                   AMERICAN REAL ESTATE INVESTMENT CORPORATION
                   -------------------------------------------

                 NOTES TO MANAGEMENT'S ASSUMPTIONS TO UNAUDITED
                 ----------------------------------------------

               PRO FORMA CONDENSED CONSOLIDATING INCOME STATEMENT
               --------------------------------------------------




(i) To adjust the minority interest's share of income in the Operating Partnership. The Company owns approximately 51.73% of the Operating Partnership after the consummation of the Pioneer Portfolio transaction. The adjustment to record the income effect of the minority interest share for the year ended December 31, 1997 in the pro forma statement of operations was computed as follows:

Proforma Revenue                                                                        $          58,683

Proforma Operating Expenses                                                                        44,515

Proforma Equity in Loss from Equity Investment                                                       (424)
                                                                                   ----------------------

Proforma Income before Minority Interest                                                $          13,744
                                                                                   ----------------------
                                                                                   ----------------------

Minority Interest (48.27%)                                                              $           6,634

Minority Interest at December 31, 1997                                                                876
                                                                                   ----------------------

Adjustment Required                                                                     $           5,758
                                                                                   ----------------------
                                                                                   ----------------------